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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 15, 1996



                          CALIFORNIA PRO SPORTS, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    DELAWARE                      0-25114                 84-12117733
- -------------------              -------------           ------------------
 (STATE OR OTHER                 (COMMISSION             (I.R.S. EMPLOYER
  JURISDICTION                    FILE NUMBER)           IDENTIFICATION NO.)
  OF INCORPORATION)




                     8102 WHITE HORSE ROAD
                          GREENVILLE, SC         29611
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


      Registrant's telephone number, including area code: (864) 294-5370



                                 Not Applicable
         --------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On May 15, 1996, California Pro Sports, Inc. (the "Registrant"), through its majority owned subsidiary, USA Skate Corporation ("Skate Corp."), completed the acquisition of all of the outstanding capital stock of USA Skate Co., Inc., a New York corporation ("USA Skate"), from Warren Amendola, Sr., Patricia Amendola, Three R Profit Sharing Retirement Plan, Warren Amendola, Jr., Richard Amendola and Russell Amendola. USA Skate owns, directly or indirectly, all of the capital stock of Les Equipements Sportifs Davtec, Inc., a Canadian corporation ("Davtec"). The acquisition was effective as of April 30, 1996 and was accounted for by Skate Corp. as a purchase. Consideration for the purchase was $5.9 million in a combination of cash, stock and notes, and assumption of approximately $5.5 million of debt. The purchase price was paid with funds raised in private securities offerings conducted by Skate Corp. and the debt assumption was financed in part by a bank loan from LaSalle National Bank to USA Skate.

     USA Skate is based in Long Island, New York, and markets and distributes, ice and street/roller hockey skates, related gear and accessories under the Victoriaville-TM- and Vic-Registered Trademark- and McMartin brands as well as figure skates. USA Skate has an exclusive worldwide license for use of the Vic-Registered Trademark- and Victoriaville-TM- brands. For 1995, USA Skate had revenues of approximately $14.3 million. Davtec, USA Skate's wholly-owned subsidiary, manufactures hockey sticks, pants and gloves for USA Skate and is the Canadian distributor for all of the hockey related Vic-Registered Trademark-and Victoriaville-TM-product lines. Davtec also manufactures the Hespeler-Registered Trademark-premium brand of hockey sticks which are marketed worldwide. The Vic-Registered Trademark-, Victoriaville-TM- and Hespeler-Registered Trademark- names enjoy strong brand recognition within the industry.

     USA Skate sells its skates and related accessories through a network of independent sales representative groups to over 1,000 accounts, including Sports Authority, Big5, Modells and Dunhams. Internationally, USA Skate's products are sold and distributed through independent distributors located in Germany, Switzerland, Italy, Austria, Czechoslovakia, Sweden, Finland, France and Brazil.

     USA Skate will continue its present business.

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ITEM 5.  OTHER EVENTS

     Simultaneously with the closing of the bank loan related to the acquisition discussed in Item 2 above, LaSalle National Bank extended the term of its loan agreement with California Pro, Inc., the Registrant's wholly-owned operating subsidiary, to May 31, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     The Registrant will amend this Report to provide the financial statements required by this item as soon as is practicable but not later than July 29, 1996.

(b) PRO FORMA FINANCIAL INFORMATION.

     The Registrant will amend this Report to provide the pro forma financial information required by this item as soon as is practicable but not later than July 29, 1996.

(c)  EXHIBITS.


           Exhibit
           Number          Description
           -------         -----------

            10.1 Stock Purchase Agreement effective as of April 30, 1996 by and among Warren Amendola, Sr., Patricia Amendola, Three R Profit Sharing Retirement Plan, Warren Amendola, Jr., Richard Amendola and Russell Amendola, as sellers, and Skate Corp., as purchaser, and the Registrant, including the following exhibit agreements thereto:*

            10.1(a) Exhibit A - Skate Corp.'s Promissory Note to sellers in the principal amount of $1,050,000, with related Guaranty.*

            10.1(b) Exhibit B - License Agreement from Warren Amendola, Sr. to USA Skate, with related Guaranty.*

            10.1(c) Exhibit C - Consulting and Non-Competition Agreement among Warren Amendola, Sr., Skate Corp. and the Registrant, with related Guaranty.*

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            Exhibit
             Number        Description
            -------        -----------
            10.1(d)        Exhibit D - Escrow Agreement by and among Warren
                           Amendola, Sr., Skate Corp., the Registrant and
                           Blau, Kramer, Wactlar & Lieberman, P.C.*

            10.1(e)(1)     Exhibit E1 - Employment Agreement between USA
                           Skate and Warren Amendola, Sr.*

            10.1(e)(2)     Exhibit E2 - Non-Disclosure and Non-Competition
                           Agreement by and among Warren Amendola, Jr., USA
                           Skate, Skate Corp. and the Registrant.*

            10.1(e)(3)     Exhibit E3 - Non-Disclosure and Non-Competition
                           Agreement by and among Richard Amendola, USA
                           Skate, Skate Corp. and the Registrant.*

            10.1(f) Exhibit F - Registration Rights Agreement by and among the sellers and Skate Corp., with related Guaranty.*

            10.1(g)        Exhibit G - Guaranty for the benefit of Patricia
                           Amendola.*

            10.1(h) Exhibit H - Davtec's Promissory Note to Warren Amendola, Sr. in the principal amount of $125,000, with related Guaranty.*

            10.2 Loan and Security Agreement between USA Skate and LaSalle National Bank (the "USA Skate Loan Agreement) with the following related documents:*

            10.2(a)        Demand Note related to the USA Skate Loan
                           Agreement.*

            10.2(b) Form of Guaranty of the USA Skate Loan by the Registrant, California Pro, Inc., Skate Corp., Henry Fong and Michael Casazza.*

            10.2(c) Letter from the Registrant, Skate Corp. and Three R Sales, Inc. to LaSalle National Bank.*

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            10.3(a)        Letter Amendment, dated as of April 30, 1996, to
                           the Loan Agreement dated April 1, 1993 between California Pro, Inc. and LaSalle National Bank, as amended (the "CPI Loan").*

            10.3(b)        Guaranty of the CPI Loan by USA Skate.

               __________

               * Filed herewith, all omitted schedules will be supplied to the Commission upon request.


                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CALIFORNIA PRO SPORTS, INC.



Date: May 29, 1996                           By /s/ Barry Hollander
                                               -----------------------
                                               Chief Financial Officer


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